UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 9, 2007


                       FLORIDA EAST COAST INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

              001-32866                             20-4427296
      (Commission File Number)           (IRS Employer Identification No.)

                10151 Deerwood Park Blvd., Jacksonville, FL 32256
               (Address of Principal Executive Offices) (Zip Code)

                                  904-996-2810
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operation and Financial Condition.

An earnings release for the period ending March 31, 2007 was issued by Florida East Coast Industries, Inc. this morning, a copy of which is attached hereto as
Exhibit 99.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.            Description

    99                 Earnings Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Florida East Coast Industries, Inc.

BY:   /s/ Heidi J. Eddins
      -------------------
      Heidi J. Eddins
      Executive Vice President,
      General Counsel  & Corporate Secretary


Dated:    May 9, 2007


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                                INDEX TO EXHIBITS

Exhibit No.           Description

   99                 Earnings Release